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                                                                    Exhibit 10.5

                                    AGREEMENT


Party A:          Pu Chong Liang
Address:          Suite 402, S20 Street, Donghui Garden, Tianfu Road
                  Guangzhou, Guangdong Province, China
                  ID No. 441324590410533

Party B:          Guang Dong Xin Xing Mei Biology Company Limited
                  Address: 6th Floor, No. 73, Guowei Building
                  Guangzhou, Guangdong Province, China
                  Registration No. 4400001900493

After amicable negotiation with respect to the technologies owned by Party A concerning certain MHA biological treatment processes technology and GM bio-carriers, for consideration received and the sufficiency thereof is hereby acknowledged, the Parties have agreed as follows:

Section 1:        Scope of Assignment

Party A hereby agrees to assign to Party B the right to use the patents owned by Party A concerning certain MHA biological treatment processes technology and CM bio-carriers (PRC Patent No. ZL 01-1-07624.0) (the "Patents").

Section 2:        Method of Assignment

Effective as of the date hereof, Party B shall have the perpetual right to use the Patents.

Section 3:        Undertakings

Party A agrees that he will not assign the Patents or the right to use the Patents to any third party and Party B will be the exclusive user of the Patents with the right to sub-license.

Section 4:        License Fee

Party A agrees that the Party B will have the right to use the Patents free-of-charge.

Section 5:        Dispute Resolution

In the event that there is any dispute arising from any default or termination of this Agreement, the Parties shall negotiate to resolve the dispute amicably; failing which either Party may submit such dispute to the court in China for resolution.

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Section 6:        Effective Conditions and Date

This Agreement shall become effective upon the signing by the Parties and supersede all agreements reached by the Parties previously on the subject matter of this Agreement.

Section 7:        Number of Copies

This Agreement shall be executed in four counterparts which shall have the same legal effects.

Party A:
Pu Chong Liang


  /S/ PU CHONG LIANG
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Party B:
Guang Dong Xin Xing Mei Biology Company Limited


 /S/ [SIGNATURE ILLEGIBLE]
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By:
Title:

Dated as of:  October 20, 2004